SUPPLEMENT DATED APRIL 26, 2001
                             TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
                              DATED MARCH 30, 2001


     On April 26, 2001, the Board of Trustees of the Fund determined to terminate the sub-advisory agreement between Morgan Stanley Dean Witter Advisors Inc. ("the Investment Manager") and TCW Investment Management Company ("TCW"). Effective May 31, 2001, TCW will cease to serve as the Sub-Advisor of the Fund and the Investment Manager will assume direct responsibility for investment of the Fund's portfolio.


     In managing the Fund, the Investment Manager will utilize a top-down country-allocation approach together with bottom-up stock selection. In all other respects, the investment strategies pursued by the Investment Manager will be substantially similar to those described in the "PRINCIPAL INVESTMENT STRATEGIES" section of the Prospectus.


     The Fund will be managed by the Emerging Markets team of the Investment Manager. Current members of the team include Michael Perl, a Principal of the Investment Manager and Robert Meyer, a Managing Director of the Investment Manager.